INDEX TO EXHIBITS

Exhibit
NUMBER                   DESCRIPTION OF EXHIBIT

 1                       Declaration of Trust*

 2                       Bylaws*

 3                       Not Applicable

 4                       See Exhibits 1 and 2

 5       (i)             Investment Advisory Agreement for The Jamestown
                         Equity Fund**
         (ii)            Investment Advisory Agreement for The Jamestown
                         Balanced Fund**
         (iii)           Sub-Advisory Agreement for The Jamestown
                         Balanced Fund**
         (iv)            Investment Advisory Agreement for The
                         Jamestown International Equity Fund**
         (v)             Sub-Advisory Agreement for The Jamestown
                         International Equity Fund**
         (vi)            Investment Advisory Agreement for The
                         Jamestown Tax Exempt Virginia Fund**
         (vii)           Investment Advisory Agreements for The Jamestown
                         Bond Fund an The Jamestown Short Term Bond Fund*
         (viii)          Investment Advisory Agreements for the FBP
                         Contrarian Balanced Fund and the FBP Contrarian
                         Equity Fund*
         (ix)            Investment Advisory Agreements for The Government
                         Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

 6                       Not Applicable

 7                       Not Applicable

 8       (i)             Custodian Agreement with The Northern Trust
                         Company*
         (ii)            Custodian Agreement with Star Bank, N.A.*

 9                       Administration, Accounting and
                         Transfer Agency Agreement*

10                       Opinion and Consent of Counsel*

11                       Consent of Independent Public Accountants**

12                       Not Applicable

13                       Not Applicable

14                       Not Applicable


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15                       Plan of Distribution Pursuant to Rule 12b-1**

16                       Not Applicable

17                       Financial Data Schedules**

18                       Rule 18f-3 Plan Adopted With Respect to the
                         Multiple Class Distribution System*


*        Previously filed as Exhibit to Registration
         Statement on Form N-1A

**       Filed herewith